                               [GRAPHIC OMITTED]


                                                    Real Estate Securities
                                                    Fund, Inc.
                                                    (Class A and Class B Shares)

                                                    Prospectus
                                                    May 1, 2000



The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               [GRAPHIC OMITTED]


This mutual fund (the "Fund") seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares (the "Class A Shares") and Flag Investors Class B Shares (the "Class B Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on sales charges.)


TABLE OF CONTENTS

Investment Summary .........................................    1
Fees and Expenses of the Fund ..............................    2
Investment Program .........................................    3
The Fund's Net Asset Value .................................    4
How to Buy Shares ..........................................    4
How to Redeem Shares .......................................    5
Telephone Transactions .....................................    6
Sales Charges ..............................................    6
How to Choose the Class
   That Is Right for You ...................................    8
Dividends and Taxes ........................................    9
Investment Advisor and Sub-Advisor .........................    9
Financial Highlights .......................................   11




Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs"). Real estate investing may produce capital appreciation and income - the two components of total return. In selecting investments for the Fund, the investment advisor and sub-advisor (the "Advisors") use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. The Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified by sector and region. The Fund's investment portfolio will consist mainly of "core holdings," but may also include "special situations." Core holdings are investments in companies that rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding.

Risk Profile

      The Fund may be suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.

      The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Real Estate and REIT Risks. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. These risks include declining real estate values, changing economic conditions and increasing interest rates. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

      Style Risk. As with any investment style, the method used by the Advisors in selecting the Fund's "core holdings" may underperform another investment style. In addition, the Fund's investment in "special situations" may cause the Fund to experience additional price volatility.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The different levels of performance over time provide an indication of the risks of investing in the Fund. The chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.



                                Class A Shares*
                          For years ended December 31,


      32.70%             22.01%             (21.15%)            (2.85%)
--------------------------------------------------------------------------------
       1996               1997               1998                1999


-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through March 31, 2000, the year-to-date return for Class A Shares was 3.32%.

     During the four-year period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 12/31/96) and the lowest return for a quarter was (16.25)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1999)

                                                                                           Wilshire
                                                                                          Real Estate
                                  Class A Shares(1)            Class B Shares(1)       Securities Index(2)
                                  -----------------            -----------------       -------------------
Past One Year ...........          (8.19)%                      (8.33)%                     (10.26)%
Since Inception .........           6.81%(1/3/95)                7.03%(1/3/95)                1.55%(3)


-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the current maximum sales charges.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The Index comprises companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 12/31/94 through 12/31/99.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                       Class A           Class B
                                                                                        Shares            Shares
                                                                                    Initial Sales        Deferred
                                                                                        Charge         Sales Charge
Shareholder Fees:                                                                    Alternative       Alternative
 (fees paid directly from your investment)                                         ---------------   ---------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ...........................................        5.50%(1)           None
Maximum Deferred Sales Charge (Load) (as a percentage
 of original purchase price or redemption proceeds, whichever is lower) ........        1.00%(1)          5.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....................         None              None
Redemption Fee .................................................................         None              None
Exchange Fee ...................................................................         None              None

Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)

Management Fees ................................................................        0.65%             0.65%
Distribution and/or Service (12b-1) Fees .......................................        0.25%             0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B Shares).        0.96%             1.21%
                                                                                       -------           -------
Total Annual Fund Operating Expenses ...........................................        1.86%             2.61%
Less Fee Waivers ...............................................................       (0.61)%(3)        (0.61)%(3)
                                                                                       -------           -------
Net Expenses ...................................................................        1.25%             2.00%
                                                                                       =======           =======

-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")

(3) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 year     3 years     5 years     10 years
                             --------   ---------   ---------   ---------
Class A Shares(1) ..........   $670      $1,049      $1,456      $2,616
Class B Shares(1) ..........   $703      $1,057      $1,545      $2,694

     You would pay the following expenses if you did not redeem your shares:

                              1 year     3 years     5 years     10 years
                             --------   ---------   ---------   ---------
Class A Shares(1) ..........   $670      $1,049      $1,456      $2,616
Class B Shares(1) ..........   $203      $  757      $1,345      $2,694


------------------------
(1) Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

     Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and
Risk Considerations

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and REITs.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting the Fund's investments, the Advisors use a selection process that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value, and measures of its potential for growth versus the value of its securities. The resulting portfolio is diversified by sector and region.

      The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

      The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

      An investment in the Fund involves risks. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs. The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property they own. Mortgage REITs may be affected by the quality of the credit they extend. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in REITs, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.

      As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may underperform another investment style. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.

      There can be no guarantee that the Fund will achieve its goals.

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Your subsequent investments may be as low as $100 if you participate in the monthly plan or $250 if you participate in the quarterly plan. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. All owners of the shares must sign the letter exactly as their names appear on the account.

2) A guarantee of your signature if you are redeeming more than $50,000. You can obtain a signature guarantee from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile. If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy shares is the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price is based on the following schedule:


                                        Class A
                                     Sales Charge
                                        as % of
                               -------------------------
                                Offering     Net Amount       Class B
Amount of Purchase                Price       Invested      Sales Charge
----------------------------   ----------   ------------   -------------
Less than $50,000...........      5.50%        5.82%            None
$50,000 - $99,999...........      4.50%        4.71%            None
$100,000 - $249,999.........      3.50%        3.63%            None
$250,000 - $499,999.........      2.50%        2.56%            None
$500,000 - $999,999.........      2.00%        2.04%            None
$1,000,000 and over.........       None         None            None

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the following circumstances:

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. Each time you make a purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Flag Investors fund payroll savings plan program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A or B shares of any other Flag Investors fund for an equal dollar amount of Class A or B Shares of the Fund, respectively, without payment of the sales charges described previously or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      You will pay a sales charge when you redeem Class A Shares within 24 months of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule:

                                  Sales Charge as a Percentage
                                      of the Dollar Amount
                                       Subject to Charge
                         ----------------------------------------------
                          Class A Sales Charge     Class B Sales Charge
                                (as % of                 (as % of
Years Since Purchase         Cost or Value)           Cost or Value)
----------------------   ----------------------   ---------------------
First ................          1.00%                    5.00%
Second ...............          0.50%                    4.00%
Third ................           None                    3.00%
Fourth ...............           None                    3.00%
Fifth ................           None                    2.00%
Sixth ................           None                    1.00%
Seventh and
  Thereafter .........           None                     None

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

      Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

Distribution Plans

      The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net capital gains on an annual basis.

Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event. The Fund will tell you annually how to treat dividends and distributions.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership) ("LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $14 billion of net assets as of March 31, 2000. LaSalle is a registered investment advisor which, at March 31, 2000, advised mutual funds with approximately $45 million in net assets.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for the negotiation of commission rates.

      As compensation for its services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.04% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.25% of the Class A Shares' average daily net assets and 2.00% of the Class B Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, A.G. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICCC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICCC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers

      William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer III, a Vice President of the Fund, has shared primary responsibility for managing the Fund's assets since September 1998.

      Mr. Morrill, Managing Director and Chief Executive Officer of LaSalle, has 20 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986.

      Mr. Pauley, Managing Director of LaSalle, has over 14 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986.


      Mr. Ulmer, a Principal of LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining LaSalle in April of 1997, he was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, he was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                               For the Period
                                                                                                  January 3,
                                                           Class A Shares                          1995(1)
                                         ---------------------------------------------------       Through
                                                   For the Year Ended December 31,               December 31,
                                         ---------------------------------------------------   --------------
                                          1999           1998           1997           1996          1995
                                          ----           ----           ----           ----          ----
Per Share Operating
 Performance:
 Net asset value at
   beginning of period ............      $ 11.64        $ 15.78        $ 13.89        $ 11.20       $10.00
                                         -------        -------        -------        -------       ------
Income from Investment
 Operations:
 Net investment income ............         0.53           0.58           0.52           0.61         0.56
 Net realized and
   unrealized gain/(loss)
   on investments .................        (0.85)         (3.79)          2.44           2.90         1.21
                                         -------        -------        -------        -------       ------
 Total from Investment
   Operations .....................        (0.32)         (3.21)          2.96           3.51         1.77
                                         -------        -------        -------        -------       ------
Less Distributions:
 Distributions from net
   investment income ..............        (0.44)         (0.46)         (0.60)         (0.58)       (0.49)
 Distributions from net
   realized capital gains .........        (0.14)         (0.43)         (0.47)         (0.22)       (0.05)
 Return of capital ................           --          (0.04)            --          (0.02)       (0.03)
                                         -------        -------        -------      ---------       ------
 Total distributions ..............        (0.58)         (0.93)         (1.07)         (0.82)       (0.57)
                                         -------        -------        -------      ---------       ------
 Net asset value at end of
   period .........................      $ 10.74        $ 11.64         $15.78        $ 13.89       $11.20
                                         =======        =======        =======        =======       ======
Total Return(2) ...................        (2.85)%       (20.82)%        22.01%         32.70%       18.19%
Ratios to Average Daily
 Net Assets:
 Expenses Before
   Waivers ........................         1.86%          1.55%          1.58%          2.28%        3.25%(3)
 Expenses After Waivers ...........         1.25%          1.25%          1.25%          1.25%        1.25%(3,4)
 Net investment income ............         4.67%          4.28%          3.87%          5.29%        6.09%(3,4)
Supplemental Data:
 Net assets at end of
   period (000) ...................      $20,449        $33,239        $41,773        $19,816       $ 7,17(1)
 Portfolio turnover rate ..........            7%            24%            35%            23%          28%


-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

(4) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                               For the Period
                                                                                                  January 3,
                                                           Class B Shares                          1995(1)
                                          -------------------------------------------------        Through
                                                   For the Year Ended December 31,               December 31,
                                          -------------------------------------------------    ---------------
                                          1999           1998           1997           1996          1995
                                          ----           ----           ----           ----          ----
Per Share Operating
 Performance:
 Net asset value at
   beginning of period ............       $11.60        $ 15.71        $13.84         $11.18        $10.00
                                          ------        -------        ------         -------       ------
Income from Investment
 Operations:
 Net investment income ............         0.43           0.47          0.42           0.52          0.50
 Net realized and
   unrealized gain/(loss)
   on investments .................        (0.83)         (3.77)         2.42           2.89          1.20
                                          ------        -------        ------         ------        ------
 Total from Investment
   Operations .....................        (0.40)         (3.30)         2.84           3.41          1.70
                                          ------        -------        ------         ------        ------
Less Distributions:
 Distributions from net
   investment income ..............        (0.34)         (0.34)        (0.50)         (0.51)        (0.42)
 Distributions from net
   realized capital gains .........        (0.14)         (0.43)        (0.47)         (0.22)        (0.05)
 Return of capital ................           --          (0.04)           --          (0.02)        (0.05)
                                          ------        -------        ------         ------        ------
 Total distributions ..............        (0.48)         (0.81)        (0.97)         (0.75)        (0.52)
                                          ------        -------        ------         ------        ------
 Net asset value at end of
   period .........................       $10.72        $ 11.60        $15.71         $13.84        $11.18
                                          ======        =======        ======         ======        ======
Total Return(2) ...................        (3.50)%       (21.39)%       21.11%         31.67%        17.40%
Ratios to Average Daily
 Net Assets:
 Expenses Before
   Waivers ........................         2.61%          2.30%         2.33%          3.03%         4.05%(3)
 Expenses After Waivers ...........         2.00%          2.00%         2.00%          2.00%         2.00%(3,4)
 Net investment income ............         3.89%          3.48%         3.12%          4.46%         5.39%(3,4)
Supplemental Data:
Net assets at end of
 period (000) .....................       $4,725        $ 7,641        $9,799         $5,295        $3,016
Portfolio turnover rate ...........            7%            24%           35%            23%           28%

-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.

(3) Annualized.
(4) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25% for the Class B Shares.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
LASALLE INVESTMENT
MANAGEMENT (SECURITIES), L.P.
100 East Pratt Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]










      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com
--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-8500                 REPRS (5/00)

                               [GRAPHIC OMITTED]


                                                          Real Estate Securities
                                                          Fund, Inc.
                                                          (Institutional Shares)


                                                          Prospectus
                                                          May 1, 2000



The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               [GRAPHIC OMITTED]

This mutual fund (the "Fund") seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, by certain qualified retirement plans, or by investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds on behalf of their clients. (See "How to Buy Institutional Shares.")


TABLE OF CONTENTS

Investment Summary ...........................................  1
Fees and Expenses of the Institutional
   Shares ....................................................  2
Investment Program ...........................................  2
The Fund's Net Asset Value ...................................  3
How to Buy Institutional Shares ..............................  4
How to Redeem Institutional Shares ...........................  4
Telephone Transactions .......................................  5
Dividends and Taxes ..........................................  5
Investment Advisor and Sub-Advisor ...........................  5
Financial Highlights .........................................  7



Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and real estate investment trusts ("REITs"). Real estate investing may produce capital appreciation and income -- the two components of total return. In selecting investments for the Fund, the investment advisor and sub-advisor (the "Advisors") use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. The Advisors attempt to purchase securities at attractive relative valuations. The resulting portfolio is diversified by sector and region. The Fund's investment portfolio will consist mainly of "core holdings," but may also include "special situations." Core holdings are investments in companies that rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding.

Risk Profile

      The Fund may be suited for you if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio.

      The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Real Estate and REIT Risks. Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate. These risks include declining real estate values, changing economic conditions and increasing interest rates. In addition, the Fund's investments in REITs entail special risks. REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

      Style Risk. As with any investment style, the method used by the Advisors in selecting the Fund's "core holdings" may underperform another investment style. In addition, the Fund's investment in "special situations" may cause the Fund to experience additional price volatility.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The different levels of performance over time provide an indication of the risks of investing in the Fund. The chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.


                              Institutional Shares
                          For years ended December 31,


                   (20.64)%                    (2.56%)
--------------------------------------------------------------------------------
                    1998                        1999



-----------------------

* For the period from December 31, 1999 through March 31, 2000, the year-to-date return for Institutional Shares was 3.45%.

      During the two-year period shown in the bar chart, the highest return for a quarter was 13.98% (quarter ended 9/30/97) and the lowest return for a quarter was (16.13)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1999)

                                                                Wilshire
                                                               Real Estate
                                     Institutional             Securities
                                       Shares(1)                 Index(2)
                                     --------------            ------------
Past One Year ...........           (2.56)%                     (10.26)%
Since Inception .........           (3.02)%(3/31/97)            ( 8.30)%(3)

------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The Index comprises companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 3/31/97 through 12/31/99.

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares


Shareholder Fees (fees paid directly from your investment): .................

Maximum Sales Charge (Load) Imposed on Purchases ............................       None
Maximum Deferred Sales Charge (Load) ........................................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................       None
Redemption Fee ..............................................................       None
Exchange Fee ................................................................       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees .............................................................      0.65%
Distribution and/or Service (12b-1) Fees ....................................       None
Other Expenses ..............................................................      0.96%
                                                                                 -------
Total Annual Fund Operating Expenses ........................................      1.61%
Less Fee Waivers and Expense Reimbursements .................................    (0.61)%(1)
                                                                                 -------
Net Expenses ................................................................      1.00%
                                                                                 =======


------------------------
(1) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.00% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 year     3 years     5 years     10 years
                                   --------   ---------   ---------   ---------
Institutional Shares(1) ........     $102       $443        $806        $1,811


------------------------
(1) Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.


INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. These common stocks include stocks of real estate operating companies and REITs.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting the Fund's investments, the Advisors use a selection pro-cess that combines industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth, and financial flexibility. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value, and measures of its potential for growth versus the value of its securities. The resulting portfolio is diversified by sector and region.

      The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

      The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

      An investment in the Fund involves risks. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. In addition, common stocks of companies principally engaged in the real estate industry have many of the same risks of directly investing in real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs.

      The Fund's investments in REITs are subject to special risks. Equity REITs may be affected by changes in the value of the underlying property they own. Mortgage REITs may be affected by the quality of the credit they extend. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in REITs, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.

      As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may underperform another investment style. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.

      There can be no guarantee that the Fund will achieve its goals.

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in short-term money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. Eastern Time, it could be earlier on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of Institutional Shares is calculated by subtracting the liabilities attributable to the Institutional Shares from its proportionate share of the Fund's assets and dividing the result by the out-standing Institutional Shares.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Institutional
Shares.


HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

      o A defined contribution plan with assets of at least $75 million.

      o An investment advisory affiliate of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $500,000. The following are exceptions to this minimum:

      o There is no minimum initial investment for investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of their investment advisory clients.

      o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

      o The minimum initial investment for all other qualified retirement plans is $1 million.

      There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund up to four times a year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile. If you hold shares in certificate form, you may not exchange or redeem them by telephone.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net capital gains on an annual basis.

Dividend Reinvestment

      Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event. The Fund will tell you annually how to treat dividends and distributions.

      More information about taxes is in the Statement of Additional
Information.

      Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership) ("LaSalle" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $14 billion of net assets as of March 31, 2000. LaSalle is a registered investment advisor which, at March 31, 2000, advised mutual funds with approximately $45 million in net assets.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for the negotiation of commission rates.

      As compensation for its services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.04% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.00% of the average daily net assets of the Institutional Shares. This agreement will continue until at least April 30, 2001 and may be extended. ICCC also may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, A.G. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICCC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICCC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers

      William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since its inception. James A. Ulmer III, a Vice President of the Fund, has shared primary responsibility for managing the Fund's assets since September 1998.

      Mr. Morrill, Managing Director and Chief Executive Officer of LaSalle, has 20 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986.

      Mr. Pauley, Managing Director of LaSalle, has over 14 years of investment experience and has been a portfolio manager with LaSalle or its predecessors since 1986.

      Mr. Ulmer, a Principal of LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining LaSalle in April of 1997, he was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, he was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                 March 31, 1997(1)
                                                                        For the Years Ended           Through
                                                                           December 31,             December 31,
                                                                        -------------------      -----------------
                                                                        1999           1998             1997
                                                                        ----           ----             ----
Per Share Operating Performance:
 Net asset value at beginning of period .........................      $11.74        $ 15.91           $14.19
                                                                       ------        -------           ------
Income from Investment Operations:
 Net investment income ..........................................        0.58           0.58             0.47
 Net realized and unrealized gain/(loss) on investments .........       (0.87)         (3.78)            2.14
                                                                       ------        -------           ------
 Total from Investment Operations ...............................       (0.29)         (3.20)            2.61
                                                                       ------        -------           ------
Less Distributions:
 Distributions from net investment income .......................       (0.47)         (0.50)           (0.42)
 Distributions from net realized capital gains ..................       (0.14)         (0.43)           (0.47)
                                                                       ------        -------           ------
 Return of capital ..............................................          --          (0.04)              --
                                                                       ------        -------           ------
 Total distributions ............................................       (0.61)         (0.97)           (0.89)
                                                                       ------        -------           ------
 Net asset value at end of period ...............................      $10.84        $ 11.74           $15.91
                                                                       ======        =======           ======
Total Return ....................................................       (2.56)%       (20.64)%          18.84%
Ratios to Average Daily Net Assets:
 Expenses Before Waivers ........................................        1.61%          1.28%            1.39%(2)
 Expenses After Waivers .........................................        1.00%          1.00%            1.00%(2)
 Net investment income ..........................................        5.18%          4.73%            4.30%(2)
Supplemental Data:
 Net assets at end of period (000) ..............................      $  585        $   582           $  288
 Portfolio turnover rate ........................................           7%            24%              35%


-----------
(1) Commencement of operations.
(2) Annualized.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
LASALLE INVESTMENT
MANAGEMENT (SECURITIES), L.P.
100 East Pratt Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]

      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com
--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-8500                           REIPRS (5/00)

                       STATEMENT OF ADDITIONAL INFORMATION





                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202







     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING THE FUND,
   ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.

           THE FUND'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED
    DECEMBER 31, 1999, AND THE REPORT OF INDEPENDENT ACCOUNTANTS ARE INCLUDED
       IN THE FUND'S ANNUAL REPORT AND INCORPORATED BY REFERENCE INTO THIS
                      STATEMENT OF ADDITIONAL INFORMATION.




              Statement of Additional Information Dated May 1, 2000

                 Relating to the Prospectuses Dated May 1, 2000

                                TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................1
VALUATION OF SHARES AND REDEMPTION.............................................7
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...........................8
MANAGEMENT OF THE FUND........................................................10
INVESTMENT ADVISORY AND OTHER SERVICES........................................15
DISTRIBUTION OF FUND SHARES...................................................16
BROKERAGE.....................................................................19
CAPITAL STOCK.................................................................21
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.............................22
INDEPENDENT ACCOUNTANTS.......................................................22
LEGAL MATTERS.................................................................22
PERFORMANCE INFORMATION.......................................................22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24
FINANCIAL STATEMENTS..........................................................25

GENERAL INFORMATION AND HISTORY

         Flag Investors Real Estate Securities Fund, Inc. (the "Fund") is an open-end management investment company. The Fund currently offers three classes of shares: Flag Investors Real Estate Securities Fund Class A Shares ("Class A Shares"), Flag Investors Real Estate Securities Fund Class B Shares ("Class B Shares") and Flag Investors Real Estate Securities Fund Institutional Shares ("Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Real Estate Securities Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

         Important information concerning the Fund is included in the Fund's current Prospectuses, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its Shares under the Securities Act of 1933, as amended (the "1933 Act"). The Fund began operations on January 3, 1995. The Fund began offering Institutional Shares on March 31, 1997.

         Under a license agreement dated August 23, 1994 between the Fund and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated)), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. The Fund may also invest in equity securities including common stock, rights or warrants to purchase common stock, preferred stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

         Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts ("REITs"), master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies.

         Under normal conditions the portfolio may invest up to 35% of its total assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.

Real Estate Investment Trusts

         REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Master Limited Partnerships

         The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses that are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

Debt Securities

        Up to 35% of the Fund's total assets may be invested in debt securities (which do not include, for purposes of this investment policy, convertible debt securities that the Advisors believe have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, of comparable quality as determined by the Advisors. While classified as "investment grade," securities rated Baa by Moody's or BBB by S&P have speculative characteristics. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisors will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy the Advisors' investment criteria.

        The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. These securities pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.

        The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher rated fixed-income securities. The market value of lower rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

Risks of Investment in Real Estate Securities

        Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

        The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.

        In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risks of Investments in Foreign Securities

        Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see "Repurchase Agreements" and "When-Issued Securities."

Money Market Securities

         From time to time the Fund may purchase high-quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

         The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.

         The commercial paper that may be purchased includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisors, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisors will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Futures Contracts and Options on Futures Contracts

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities that initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisor reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.


        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position. The Fund will establish a segregated account to cover its positions in options and futures transactions. These segregated accounts will be maintained with the Fund's custodian and will be comprised of liquid assets. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value, while income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the Fund during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        The Fund will establish segregated accounts with its custodian and will maintain liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Temporary Investments. For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Advisors at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase. The Fund may hold a portion of its assets in cash. The Fund has the ability to invest in warrants, futures contracts and options, but has no intention to do so during the coming year.

Investment Restrictions

         The Fund's investment program is subject to a number of restrictions that reflect self-imposed standards as well as federal regulatory limitations. The restrictions recited below are in addition to those described in the Fund's prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

         1. With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

         2. Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); or

         3. Borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

         4. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

         5. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

         6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

         7. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

         8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

         9.  Effect short sales of securities.

         10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

         11. Purchase participations or other direct interest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

        The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

         2. Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.


VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The Fund's net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern
Time), each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.


Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check or wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, investments in REITs are stock or securities.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because REIT distributions do not qualify for the dividends-received deduction, it is not expected that the Fund distributions will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of it may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

         The sale or exchange of a Share is generally a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

         The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a regulated investment company as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unit holder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as "interest" or "dividends" and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded regulated investment companies. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.

State and Local Tax Considerations

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's Board of Directors manages the Fund's overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Advisors, Distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
      Managing Director, Deutsche Asset Management and DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated); Director and President, Investment Company Capital Corp. (registered investment advisor); Director or President, Deutsche Asset Management Family of Funds (registered investment companies); Chartered Financial Analyst. Formerly Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
      IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining Company (mining and exploration), HCL Technologies (information technology) and Anchor Gaming (gaming software and equipment); Director, Mitchell Hutchins family of funds and Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.); and Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios) (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

JOSEPH R. HARDIMAN, Director (5/27/37)
      8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1985-1987; and General Partner, Alex. Brown & Sons (now DB Alex. Brown LLC), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
      26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
      Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)
      The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts; and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)
      Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Director and President of Virginia Hot Springs Inc. (property management). Formerly, Managing Director, BT Alex. Brown Incorporated (now DB Alex. Brown LLC); Vice Chairman, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
      4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Director, Investment Company Administration LLC, and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc., The Central European Equity Fund, Inc., Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.); Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios); and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies); and President, The Wadsworth Group (registered investment advisor)

WILLIAM K. MORRILL, JR., President (6/2/37)
      Managing Director and Chief Executive Officer, LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with LaSalle or its predecessors since 1985.

KEITH R. PAULEY, Executive Vice President (9/27/61)
      Managing Director, LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202. Portfolio Manager with LaSalle or its predecessors since 1986.

JAMES A. ULMER III, Vice President (8/30/39)
      Principal, LaSalle Investment Management (Securities), L.P. (formerly, ABKB/LaSalle Securities Limited Partnership), 100 East Pratt Street, Baltimore, Maryland 21202, 1997-Present; Member, National Association of Real Estate Investment Trusts and past Chair of the Real Estate Analysts Group of the New York Society of Securities Analysts. Formerly, Portfolio analyst and strategist, AIRES Real Estate Services, 1993-1997.

CHARLES A. RIZZO, Treasurer (8/5/57)
      Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
      Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown
      LLC), 1997-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
      Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999 and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Deutsche Asset Management or its affiliates. There are currently 24 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of 19 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of 21 funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth and Ms. Rimel serve as Directors of each fund in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex. Prior to September 28, 1999, the Fund Complex included the four funds in the ISI Family of Funds.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with DB Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled approximately $2,000.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Total Compensation From the
Name of Person,                   Aggregate Compensation                                                 Fund and Fund Complex
Position                          From the Fund Payable to           Pension or Retirement               Payable to Directors
                                  Directors for the Fiscal Year      Benefits Accrued As                 for the Fiscal Year
                                  Ended December 31, 1999            Part of Fund Expenses               Ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Chairman(2)               $0                                 $0                         $0


Truman T. Semans, Director(2)              $0                                 $0                         $0


Richard R. Burt, Director(5)              $26(3)                                (4)                      $9,750 for service on 12
                                                                                                         Boards in the Fund Complex

James J. Cunnane, Director(6)            $108(3)                                (4)                      $29,250 for service on 12
                                                                                                         Boards in the Fund Complex

Joseph R. Hardiman, Director             $136                                   (4)                      $39,000 for services on 12
                                                                                                         Boards in the Fund Complex

Louis E. Levy, Director                  $168(3)                                (4)                      $49,000 for service on 12
                                                                                                         Boards in the Fund Complex

Eugene J. McDonald, Director             $168(3)                                (4)                      $49,000 for service on 12
                                                                                                         Boards in the Fund Complex

Rebecca W. Rimel, Director               $134(3)                                (4)                      $39,000 for service on 12
                                                                                                         Boards in the Fund Complex

Carl W. Vogt, Director(6)                $134(3)                                (4)                      $39,000 for service on 12
                                                                                                         Boards in the Fund Complex

Robert H. Wadsworth, Director(5)          $26(2)                                (4)                      $9,750 for service on 12
                                                                                                         Boards in the Fund Complex

----------
(1) At December 31, 1999 there were eight funds in the Fund Complex. Prior to September 28, 1999, the Fund Complex included four funds in the ISI Fund Complex.
(2) A Director who is an "interested person" as defined in the 1940 Act.
(3) None of the amounts payable to Messrs. Burt, Cunnane, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel was deferred pursuant to the deferred compensation plan.
(4) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described in the next paragraph. The actuarially computed pension expense for the Fund for the year ended December 31, 1999 was approximately $339.
(5) Elected to the Fund's board effective October 7, 1999.
(6) Retired from the Fund's board effective October 7, 1999.

         The Fund Complex has adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the "Directors' Retirement Plan") and a Retirement Plan for a former Director serving as the Fund's President of other Funds in the Fund Complex (collectively, the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Fund currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999 are as follows: for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Ms. Rimel 4 years; for Mr. Hardiman, 1 year; and for Messrs Burt and Wadsworth, 0 years.


                                 Estimated Annual Benefits Payable By
Years of Service                      Fund Complex Upon Retirement
----------------                 ------------------------------------
                      Chairmen of Audit and
                      Executive Committees                    Other Participants
                      --------------------                    ------------------
 6 years                     $4,900                                 $3,900
 7 years                     $9,800                                 $7,800
 8 years                    $14,700                                $11,700
 9 years                    $19,600                                $15,600
10 years or more            $24,500                                $19,500

         Any Director who receive fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Levy, McDonald, Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund and the Fund's Advisor have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's pre-clearance requirements. In addition, the Codes provide for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security, subject to certain exceptions. The Codes also prohibit short-term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

         The Fund's sub-advisor, LaSalle Investment Management (Securities), L.P., has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The sub-advisor's Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, but prohibits the purchase of securities of issuers whose primary business is investments in real estate, with certain exceptions. The Code also prohibits personal investments in initial public offerings, subject to receipt of a waiver from the sub-advisor's senior compliance officer.

         These codes of ethics are on public file with, and are available from, the SEC.

         The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

         ICCC is an indirect subsidiary of Deutsche Bank A.G. ICCC is also the investment advisor to other funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. LaSalle, a Maryland limited partnership, is a registered investment advisor that is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company. (See Investment Advisor and Sub-Advisor in the Prospectus).

         Under the Investment Advisory Agreement, ICCC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICCC has delegated this latter responsibility to LaSalle. Any investment program undertaken by ICCC or LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. ICCC provides these services without reimbursement by the Fund for any costs. Neither ICCC nor LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICCC or LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and LaSalle to the Fund are not exclusive and ICCC and LaSalle are free to render similar services to others.

         As compensation for its services, ICCC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion exceeding $300 million. ICCC has contractually agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that the Fund's annual expenses do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2001 and may be extended. As compensation for its services, LaSalle is entitled to receive a fee from ICCC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion over $300 million.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICCC for the last three fiscal years were as follows:

              Advisory Fees For the Fiscal Year Ended December 31,


                                         1999            1998             1997
                                         ----            ----             ----
Contractual Fee                        $221,377        $315,817        $255,425

Less amount waived                    ($206,400)      ($144,382)      ($128,442)

Fee after waivers                       $14,977*       $171,435*       $126,983*
----------
* Absent fee waivers for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, the Fund's Total Operating Expenses would have been 1.86%, 1.55% and 1.58%, respectively, of the Flag Investors Class A Shares' average daily net assets, 2.61%, 2.30% and 2.33%, respectively, of the Flag Investors Class B Shares' average daily net assets, and 1.61%, 1.28% and 1.39% (annualized), respectively, of the Institutional Shares' average daily net assets.


Sub-Advisory fees paid by ICCC to LaSalle for the last three fiscal years were as follows:



                         Fiscal Year Ended December 31,


                                         1999            1998             1997
                                         ----            ----             ----
LaSalle                                 $9,217**       $105,311**      $80,292**
----------
** Net of fee waivers. LaSalle has agreed to waive its fees in proportion to any fee waivers by ICCC.


         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's Custodian. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement").

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution services for the Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to 0.25% of the Class A Shares' average daily net assets. ICC Distributors expects to allocate a substantial portion of its annual fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services for the Class B Shares as described above, ICC Distributors receives an annual fee equal to 0.75% of the Class B Shares' average daily net assets. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. ICC Distributors receives no compensation for distributing the Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                         Fiscal Year Ended December 31,

Fee


                                         1999            1998             1997
                                         ----            ----             ----
12b-1 Fee                            $114,902(1)     $166,311(1)     $134,163(2)

Class B Shareholder Servicing Fee     $15,616(1)      $23,251(1)     $ 17,894(3)
----------

(1) Fees received by ICC Distributors.

(2) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $79,839 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $54,324.
(3) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $10,580 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $7,314.

          In return for the distribution fees, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to materially increase the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the class. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. The persons authorized to make such payments will make such reports. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors will be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.

         The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales loads on the Flag Investors Class B Shares and retained from such commissions and sales charges the following amounts:


                         Fiscal Year Ended December 31,


Class                           1999                         1998                           1997
-----                  ----------------------       -----------------------      --------------------------
                       Received      Retained       Received       Retained      Received          Retained
                       --------      --------       --------       --------      --------          --------
Class A Commissions    $40,609(1)       $0          $147,191(1)       $0       $264,345(2)        $124,308(4)

Class B Contingent     $61,120(1)       $0          $ 38,866(1)       $0       $168,550(3)        $ 61,341(4)
Deferred Sales
Charge

----------
(1) By ICC Distributors.
(2) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $197,926 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,419.
(3) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $97,703 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $70,847.
(4) By Alex. Brown & Sons Incorporated.


General Information

         The Fund pays all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or LaSalle.

BROKERAGE

         The Advisors are responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICCC and LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which such an affiliate acts as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to them in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to the affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews.

         The Advisors directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


                         Fiscal Year Ended December 31,

                                    1999             1998             1997
                                    ----             ----             ----
Transactions Directed           $17,978,890      $21,012,909      $41,151,108

Commissions Paid                $    52,829      $    40,363      $    73,026


         For the fiscal years ended December 31, 1999 and December 31, 1998, the Fund paid $0 and $290,267, respectively, in brokerage commissions to DB Alex. Brown and its affiliates. For the period from September 1, 1997 through December 31, 1997, the Fund paid commissions to DB Alex. Brown and its affiliates in the aggregate amount of $3,630 which represented 10.76% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.62% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. For the period from January 1, 1997 through August 31, 1997, the Fund paid Alex. Brown & Sons Incorporated brokerage commissions in the aggregate amount of $1,665, which represented 4.18% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 4.68% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund. The Fund did not hold any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) during its most recent fiscal year.

         ICCC and LaSalle each manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

CAPITAL STOCK

         The Fund is authorized to issue 30 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: "Flag Investors Real Estate Securities Fund Class A Shares," "Flag Investors Real Estate Securities Fund Class B Shares," "Flag Investors Real

Estate Securities Fund Class C Shares" and "Flag Investors Real Estate Securities Fund Institutional Shares." The Flag Investors Real Estate Securities Fund Class C Shares have not been offered as of the date of this Statement of Additional Information. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1999, Bankers Trust was paid $32,561 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services under a Master Services Agreement between the Fund and ICCC. As compensation for providing transfer and dividend disbursing services, ICCC receives from the Fund up to $16.61 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1999, ICCC received transfer agency fees of $49,392.

         As compensation for providing accounting services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                    Incremental Annual Accounting Fee
         ------------------                    ---------------------------------
         $          0  -      $   10,000,000           $13,000(fixed fee)
         $ 10,000,000  -      $   20,000,000                 0.100%
         $ 20,000,000  -      $   30,000,000                 0.080%
         $ 30,000,000  -      $   40,000,000                 0.060%
         $ 40,000,000  -      $   50,000,000                 0.050%
         $ 50,000,000  -      $   60,000,000                 0.040%
         $ 60,000,000  -      $   70,000,000                 0.030%
         $ 70,000,000  -      $  100,000,000                 0.020%
         $100,000,000  -      $  500,000,000                 0.015%
         $500,000,000  -      $1,000,000,000                 0.005%
         over $1,000,000,000                                 0.001%

         In addition, the Fund reimburses ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreements. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1999, ICCC received fees of $33,167.

INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.


LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


PERFORMANCE INFORMATION

         The Fund may compare its performance to other funds or to relevant indices, such as the Wilshire Real Estate Index, the NAREIT Equity Index, the S&P 500, the Russell 2000, the S&P Utilities Index and the Lehman Brothers Fixed Income Index.

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)(n)  =  ERV
          Where: P    =  a hypothetical initial payment of $1,000
                 T    =  average annual total return
                 n    =  number of years (1, 5 or 10)
               ERV    =  ending redeemable value at the end of the 1-, 5-, or
                         10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (5.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1999 were as follows:

                                               One-Year Period Ended                 Inception Through
                                                December 31,  1999                   December 31, 1999
                                       ---------------------------------    ----------------------------------
                                            Ending                               Ending         Average Annual
                                       Redeemable Value     Total Return    Redeemable Value     Total Return
                                       ----------------     ------------    ----------------    --------------
Class

Class A - January 3, 1995(1)                 $918              (8.19)%           $1,391              6.81%

Class B - January 3, 1995(1)                 $917              (8.33)%           $1,405              7.03%

Institutional - March 31, 1997(1)            $974              (2.56)%             $919             (3.02)%
----------

(1) Inception Date.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Calculated in the manner described above, the Fund's yield for the 30-day period ended December 31, 1999 was 3.65% for the Class A Shares, 3.10% for the Class B Shares, and 4.05% for the Institutional Shares.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund's portfolio turnover rates were 7%, 24% and 35%, respectively.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 4, 2000, to Fund management's knowledge, DB Alex. Brown beneficially owned less than 1% of the Fund's total outstanding Shares and directors and officers as a group owned less than 1% of the Fund's total outstanding Shares. As of April 4, 2000, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund:



                                                  Owned of     Beneficially
               Name and Address                    Record         Owned           Percentage Owned
               ----------------                   --------     ------------       ----------------
Bankers Trust Corp & Affil 401K
Savings Plan                                      X             X              15.39% of Class A Shares
The Partnershare Plan of Bankers Trust
 NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311-3999



Dean Witter FBO                                   X             X               6.84% of Class B Shares
Haussner Family Partnership
P.O. Box 250
New York, NY  10008-0250



DB Alex. Brown LLC                                X                            15.93% of Institutional Shares
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD  21203-1346


DB Alex. Brown LLC                                X                            84.04% of Institutional Shares
FBO 259-88338-18
P.O. Box 1346
Baltimore, MD  21203-1346




FINANCIAL STATEMENTS



         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

         The financial statements for the Fund for the period ended December 31, 1999, are incorporated herein by reference to the Fund's Annual Report dated December 31, 1999. A copy of the Fund's Annual Report must accompany this Statement of Additional Information. The annual financial statements are audited by the Fund's independent accountants.

APPENDIX

The following descriptions or ratings have been published by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").
--------------------------------------------------------------------------------

Description of Commercial Paper Ratings

S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a "strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Moody's - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

--------------------------------------------------------------------------------

Description of Corporate Bond Ratings

S&P - AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's- Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Considered as medium-grade obligations i.e., neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.